Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the period ended June 30, 2012 (the “Report”) by Corridor Ventures I Acquisition Corp, Inc. (the “Company”), I, Yana Slatina, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 21, 2012	By:	/s/ Yana Slatina
Yana Slatina Chief Executive Officer Chief Financial Officer and Director (Principal Executive Officer and Principal Financial Officer)